                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re:  BRM Holdings, Inc., et al.                                                         Case Number: 01-646 (PJW)
                Debtors                                                 Reporting Period: May 27, 2001-June 30, 2001

                            MONTHLY OPERATING REPORT
            File with Court and submit copy to United States Trustee
                       within 30 days after end of month

Submit copy of report to any official committee appointed in the case.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     DOCUMENT        EXPLANATION
REQUIRED DOCUMENTS                                                             FORM NO.              ATTACHED          ATTACHED
------------------------------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                                     MOR - 1                  X            Exhibit A
------------------------------------------------------------------------------------------------------------------------------------
         Bank Reconciliation (or copies of debtor's bank reconciliation's)      MOR - 1 (CON'T)                     See Affidavit
------------------------------------------------------------------------------------------------------------------------------------
         Copies of Bank Statements                                                                                  See Affidavit
------------------------------------------------------------------------------------------------------------------------------------
         Cash disbursements journal                                                                      X            Exhibit B
------------------------------------------------------------------------------------------------------------------------------------
Statement of Operations                                                         MOR - 2                  X            Exhibit C
------------------------------------------------------------------------------------------------------------------------------------
Balance Sheet                                                                   MOR - 3                  X            Exhibit D
------------------------------------------------------------------------------------------------------------------------------------
Status of Postpetition Taxes                                                    MOR - 4                  X            Exhibit E
------------------------------------------------------------------------------------------------------------------------------------
         Copies of IRS Form 6123 or payment receipt                                                      X            Exhibit F
------------------------------------------------------------------------------------------------------------------------------------
         Copies of tax returns filed during reporting period
------------------------------------------------------------------------------------------------------------------------------------
Summary of Unpaid Postpetition Debts                                            MOR - 4
------------------------------------------------------------------------------------------------------------------------------------
         Listing of aged accounts payable                                                                X            Exhibit G
------------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation and Aging                                    MOR - 5                  X            Exhibit H
------------------------------------------------------------------------------------------------------------------------------------
Debtor Questionnaire                                                            MOR - 5                  X            Exhibit I
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

  /s/ Kevin J. Thimjon                                                                                        8/6/01
--------------------------------------------------------------------------------                            -----------------------
Signature of Debtor                                                                                         Date


--------------------------------------------------------------------------------                            -----------------------
Signature of Joint Debtor                                                                                   Date


  /s/ Kevin J. Thimjon                                                                                        8/6/01
--------------------------------------------------------------------------------                            -----------------------
Signature of Authorized Individual*                                                                         Date


  /s/ Kevin J. Thimjon                                                                           SVP & Corporate Controller
--------------------------------------------------------------------------------         ------------------------------------------
Printed Name of Authorized Individual                                                           Title of Authorized Individual

* Authorized individual must be an officer, director, or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                       Form MOR

              TRANSMITTAL OF FINANCIAL REPORTS AND CERTIFICATION OF
                 COMPLIANCE WITH UNITED STATES TRUSTEE OPERATING
            REQUIREMENTS FOR THE PERIOD MAY 27, 2001 TO JUNE 30, 2001

In Re:  BRM HOLDINGS, INC.                            Case No.  01-00646 (PJW)
        -----------------------------                         ------------------
                      Debtor

            DECLARATION CONCERNING RECONCILIATION OF BANK STATEMENTS


I, KEVIN J. THIMJON, SENIOR VICE PRESIDENT AND CORPORATE CONTROLLER, OF BRM

HOLDINGS, INC. NAMED AS DEBTOR IN THIS CASE, DECLARE UNDER THE PENALTY OF

PERJURY THAT I HAVE REVIEWED THE BANK STATEMENTS AND THE ASSOCIATED

RECONCILIATION OF THE COMPANY'S CASH DISBURSEMENT ACCOUNTS AND THAT THEY ARE

TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE, INFORMATION AND BELIEF.

DATE:           8/6/01                         SIGNATURE:  /s/ KEVIN J. THIMJON
     -----------------------------                      ------------------------

                                               KEVIN J. THIMJON, SENIOR VICE PRESIDENT & CORPORATE CONTROLLER
                                               ----------------------------------------------------------------
                                                  (PRINT OR TYPE NAME OF INDIVIDUAL SIGNING ON BEHALF OF DEBTOR)

THE BUSINESS OF THE DEBTOR AND ITS AFFILIATES IS COMPLEX. WHILE EVERY EFFORT HAS BEEN MADE TO MAKE THESE RECONCILIATIONS ACCURATE AND COMPLETE, UNINTENTIONAL ERRORS OR OMISSIONS MAY EXIST. IN THE EVENT THAT ERRORS OR OMISSIONS ARE DISCOVERED, THESE RECONCILIATIONS WILL BE SUPPLEMENTED OR AMENDED, AS APPROPRIATE.

NOTE:
DUE TO A DELAY IN RECEIVING THE BANK STATEMENTS, THE USREFRESH BANK ACCOUNT HAS NOT BEEN RECONCILED. ONCE THE BANK STATEMENTS ARE RECEIVED, THE BANK ACCOUNT WILL BE RECONCILED AND THE JUNE MONTHLY OPERATING REPORT WILL BE AMENDED, IF NECESSARY.

EXHIBIT A

----------------------------------------------------------------------------------------------------------------------------------
BRM HOLDINGS, INC.
MONTHLY CASHFLOW - JUNE 2001
(000'S)
                                                                                                                           -------
                                                                                                                           TOTAL
                                                                                                                           ------
                                                         WEEK 1     WEEK 2        WEEK 3      WEEK 4        WEEK 5         JUN-01
                                                         ------     ------        ------      ------        ------         ------
                                                         ACTUAL     ACTUAL        ACTUAL      ACTUAL        ACTUAL         ACTUAL
----------------------------------------------------------------------------------------------------------------------------------
CASH COLLECTIONS
    Operating Receipts                                   1,751      2,184         3,313       1,786          1,880         10,914
----------------------------------------------------------------------------------------------------------------------------------
TOTAL CASH INFLOW                                        1,751      2,184         3,313       1,786          1,880         10,914
----------------------------------------------------------------------------------------------------------------------------------

CASH DISBURSEMENTS
    Net Operating Disbursements                          1,891      1,891         2,106       2,152          3,565         11,605
    Payroll and Payroll Taxes & Employee Benefits        1,362          -         1,448           -          1,790          4,600
    Retention Payments                                       -          -             -           -              -              -
    Other                                                    -          -             -           -              -              -
----------------------------------------------------------------------------------------------------------------------------------
TOTAL OUTFLOW                                            3,253      1,891         3,554       2,152          5,355         16,205
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
NET CASHFLOW                                            (1,502)       293          (241)       (366)        (3,475)        (5,291)
----------------------------------------------------------------------------------------------------------------------------------

                                  1 of 1                                  MOR-1

EXHIBIT B

BRM HOLDINGS, INC.
SUMMARY OF JUNE CASH DISBURSEMENTS

                                                                                                                TOTAL CASH
                                    LEGAL ENTITY NAME                         LEGAL ENTITY CODE                 DISBURSEMENT
              ------------------------------------------------------------   -------------------------    -----------------------
      1       Bindery Systems, Inc.                                          BDSI
      2       Central Texas Office Products, Inc.                            CTOP                                   1,538,681.74
      3       Dulworth Office Furniture Company                              DULW                                              -
      4       Forty-Fifteen Papin Redevelopment Corporation                  FPRC                                              -
      5       Interiors Acquisition Corporation                              INAC                                              -
      6       Kentwood Office Furniture, Inc.                                KOFI                                              -
      7       KOF-CT Acquisition Corporation                                 KOFA                                              -
      8       McWhorter's, Inc.                                              MCWT                                   2,939,092.69
      9       Modern Food Systems, Inc.                                      MFSI                                     949,379.00
     10       Modern Vending, Inc.                                           MVNI                                     949,379.00
     11       OE Acquisition Corporation                                     OEAC                                              -
     12       ReWork Acquisition Corporation                                 RWAC                                              -
     13       Sletten Vending Service, Inc.                                  SVSI                                   1,326,802.89
     14       The Systems House, Inc.                                        TSHI                                              -
     15       US Office Products Company                                     USOP                                   5,775,996.49
     16       US Office Products, Chicago District, LLC                      OPCD                                              -
     17       US Office Products, Colorado District, LLC                     OPCO                                              -
     18       US Office Products, Florida District, LLC                      OPFL                                              -
     19       US Office Products, Georgia District, LLC                      OPGA                                              -
     20       US Office Products, Mid-Atlantic District, LLC                 OPMA                                              -
     21       US Office Products, Mid-South District, LLC                    OPMS                                              -
     22       US Office Products, North Atlantic District, Inc.              OPNA                                              -
     23       US Office Products, Northwest District, LLC                    OPNW                                              -
     24       US Office Products, South Central District, Inc.               OPSC                                              -
     25       USOP Holding Co. of Mexico, Inc.                               UHCM                                              -
     26       USOP Merchandising Company                                     OPMC                                              -
     27       USOPN, Inc.                                                    OPNI                                              -
     28       Vend-Rite Service Corporation                                  VRSC                                   4,252,032.89
                                                                                                          -----------------------
                                TOTAL CASH DISBURSEMENT                                                            17,731,364.70
                                                                                                          =======================

Note: Revenue was used to allocate certain disbursements including but not limited to payroll and vendor wires made a by a single legal entity on behalf of multiple legal entities.

                                  1 of 1

EXHIBIT C

                               US OFFICE PRODUCTS
                         CONSOLIDATED INCOME STATEMENT
                     FOR THE FOUR WEEKS ENDED JUNE 30, 2001
                                ($'s THOUSANDS)


                                                         USOP-NA       US REFRESH      McWHORTERS     USOP PARENT         TOTAL
                                                         -------       ----------      ----------     -----------         -----
Net Revenues                                            $      -       $   7,257       $      -       $       -       $    7,257
Cost of Revenues                                               -           5,480                              -            5,480
                                                    -----------------------------------------------------------------------------
     Gross Profit                                              -           1,777              -               -            1,777

Selling, General & Admin. Expenses                             -           1,292          1,280           4,746            7,318
Amortization Expense                                           -               -              -               -                -
Impaired asset write-offs                                      -                                                               -
Operating Restructuring Costs                                  -              75              -               -               75
                                                    -----------------------------------------------------------------------------
     Operating Income (Loss)                                   -             410         (1,280)         (4,746)          (5,616)
                                                    -----------------------------------------------------------------------------
Other (Income)/Expense:
     Interest (Income)/Expense                                 -               6              -              (3)               3
     Unrealized Foreign Currency transaction
       (Gain) Loss                                             -               -              -          33,844           33,844
     Equity in loss of affiliates                              -               -              -             335              335
     (Gain)/loss on closure of business                    3,870           3,540          8,759         431,199          447,368
     Other (income)/expense                                  146               -            174            (113)             207
                                                    -----------------------------------------------------------------------------
          Total Other (Income)/Expense                     4,016           3,546          8,933         465,262          481,757
                                                    -----------------------------------------------------------------------------
Income (Loss) before provision for Income Taxes           (4,016)         (3,136)       (10,213)       (470,008)        (487,373)
Provision for (benefit from) income taxes                 46,618           3,366          9,227         (33,678)          25,533
                                                    -----------------------------------------------------------------------------
Net Income (Loss) Before Extraordinary Items          $  (50,634)       $ (6,502)      $(19,440)      $(436,330)      $ (512,906)
                                                    =============================================================================

EXHIBIT D

                               US OFFICE PRODUCTS
                                 BALANCE SHEET
                                   JUNE 2001


                                        USOP - NA         US REFRESH         McWHORTERS     USOP PARENT    USOP ELIMS        TOTAL
                                        ---------         ----------         ----------     -----------    ----------        -----
ASSETS

Current Assets:
     Cash & Cash Equivalents           $          -      $     3,482       $     4,937     $   34,741      $        -    $   43,160
     Accounts Receivable, net                     -            2,118               262              -               -         2,380
     Inventory, net                               -            3,491                 -              -               5         3,496
     Prepaid expenses and other
       current assets                         9,742            2,661                56         20,087               -        32,546
                                      ----------------------------------------------------------------------------------------------
          Total Current Assets                9,742           11,752             5,255         54,828               5        81,582

     Property & Equipment, net                    -           30,332                 -              -            (410)       29,922
     Intangible Assets, net                       -                -                 -              -               -             -
     I/C Receivable from non-debtor
       entities                                   -                -                 -         80,023               -        80,023
     Other Assets                           425,082              958                 -         68,346        (467,502)       26,884
                                      ----------------------------------------------------------------------------------------------
TOTAL ASSETS                           $    434,824      $    43,042       $     5,255     $  203,197       $(467,907)   $  218,411
                                      ==============================================================================================

LIABILITIES AND STOCKHOLDERS EQUITY
Pre Petition Liabilities
     Accounts Payable                  $     35,633      $     3,157       $     2,522     $        -      $        -    $   41,312
     Accrued Compensation                         -                -                 -              -               -             -
     Other accrued liabilities                5,961                -               534          9,451              14        15,960
     I/C Payables/(Receivables)                   -           20,831               750        (21,581)              -             -
     I/C with non-debtor entities                 -                -                 -              -               -             -
     Bank Debt                                    -                -                 -        438,042               -       438,042
     2003 Notes                                   -                -                 -          4,144               -         4,144
     2008 Notes                                   -                -                 -        361,813               -       361,813
     Other Liabilities                        2,432                -                 -             25               -         2,457
                                      ----------------------------------------------------------------------------------------------
Total Pre-Petition Liabilities               44,026           23,988             3,806        791,894              14       863,728
                                      ----------------------------------------------------------------------------------------------

Post Petition Liabilities
     Accounts Payable                             -            1,352             1,087            113               -         2,552
     Accrued Compensation                         -            3,092               155          1,253               -         4,500
     I/C Payables/(Receivables)                   -            2,313             3,494         (5,827)              -           (20)
     Other accrued liabilities                    -            1,345               394          6,124               -         7,863
     Other Liabilities                            -                -                 -              -               -             -
                                      ----------------------------------------------------------------------------------------------
Total Post-Petition Liabilities                   -            8,102             5,130          1,663               -        14,895
                                      ----------------------------------------------------------------------------------------------

Total Liabilities                            44,026           32,090             8,936        793,557              14       878,623

          Total Stockholders' Equity        390,798           10,952            (3,681)      (590,360)       (467,921)     (660,212)
                                      ----------------------------------------------------------------------------------------------
          TOTAL LIABILITIES AND
            STOCKHOLDERS EQUITY        $    434,824      $    43,042       $     5,255     $  203,197       $(467,907)   $  218,411
                                      ==============================================================================================
                                                  -                -                 -              -               -             -

EXHIBIT E

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re:  BRM Holdings, Inc., et al.                                  Case Number: 01-646 (PJW)
               Debtors                           Reporting Period: May 27, 2001-June 30, 2001

                          SUMMARY OF POSTPETITION TAXES

USREFRESH
-----------------------------------------------------------------------------------------------------------------------------------
                            BEGINNING TAX     AMOUNT WITHHELD                                          CHECK NO.      ENDING TAX
                             LIABILITY           OR ACCRUED           AMOUNT PAID     DATE PAID         OR EFT        LIABILITY
-----------------------------------------------------------------------------------------------------------------------------------
FEDERAL
-----------------------------------------------------------------------------------------------------------------------------------
Withholding                $   44,055.33      $    247,368.67      $   291,424.00    06/01, 06/15, &   ADP DEBIT        $        -
                                                                                         06/29
-----------------------------------------------------------------------------------------------------------------------------------
FICA - Employee                18,279.08           149,440.92          167,720.00    06/01, 06/15, &   ADP DEBIT                 -
                                                                                         06/29
-----------------------------------------------------------------------------------------------------------------------------------
FICA - Employer                18,279.08           149,440.92          167,720.00    06/01, 06/15, &   ADP DEBIT                 -
                                                                                         06/29
-----------------------------------------------------------------------------------------------------------------------------------
Unemployment                    1,377.00             1,312.00            2,689.00    06/01, 06/15, &   ADP DEBIT                 -
                                                                                         06/29
-----------------------------------------------------------------------------------------------------------------------------------
Income                       (262,144.00)       (1,122,835.00)                  -                                    (1,384,979.00)
-----------------------------------------------------------------------------------------------------------------------------------
Other:                                 -                    -                   -                                                -
-----------------------------------------------------------------------------------------------------------------------------------
   TOTAL FEDERAL TAXES     $(180,153.51)      $  (575,272.49)      $   629,553.00                                  $ (1,384,979.00)
-----------------------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
-----------------------------------------------------------------------------------------------------------------------------------
Withholding                $    9,590.86      $     65,290.14      $    74,881.00    06/01, 06/15, &   ADP DEBIT             $   -
                                                                                         06/29
-----------------------------------------------------------------------------------------------------------------------------------
Sales                         248,048.00           358,116.00          228,026.00        06/20                          378,138.00
-----------------------------------------------------------------------------------------------------------------------------------
Excise                                 -                    -                   -                                                -
-----------------------------------------------------------------------------------------------------------------------------------
Unemployment                    1,354.75             4,452.25            5,807.00    06/01, 06/15, &   ADP DEBIT                 -
                                                                                         06/29
-----------------------------------------------------------------------------------------------------------------------------------
Real Property                  (7,019.00)          (10,127.00)                                                           (17,146.00)
-----------------------------------------------------------------------------------------------------------------------------------
Personal Property             100,258.00             5,498.00                                                           105,756.00
-----------------------------------------------------------------------------------------------------------------------------------
Other:                          6,478.00             3,183.00            9,661.00    06/01, 06/15, &   ADP DEBIT                 -
                                                                                         06/29
-----------------------------------------------------------------------------------------------------------------------------------
   TOTAL STATE AND LOCAL   $  358,710.61      $    426,412.39      $   318,375.00                                    $  466,748.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL TAXES                $  178,557.10      $  (148,860.10)      $   947,928.00                                    $ (918,231.00)
-----------------------------------------------------------------------------------------------------------------------------------

                                  1 of 1                             Form MOR-4

EXHIBIT E

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re:  BRM Holdings, Inc., et al.                                  Case Number: 01-646 (PJW)
               Debtors                           Reporting Period: May 27, 2001-June 30, 2001

                          SUMMARY OF POSTPETITION TAXES

McWHORTERS
-----------------------------------------------------------------------------------------------------------------------------------
                            BEGINNING TAX     AMOUNT WITHHELD                                          CHECK NO.      ENDING TAX
                             LIABILITY           OR ACCRUED           AMOUNT PAID     DATE PAID         OR EFT        LIABILITY
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
FEDERAL
-----------------------------------------------------------------------------------------------------------------------------------
Withholding                 $  23,362.23         289,810.68           313,172.91   06/01, 06/15,     ADP DEBIT       $           -
                                                                                     & 06/29
-----------------------------------------------------------------------------------------------------------------------------------
FICA - Employee                13,902.60          89,200.29           103,102.89   06/01, 06/15,     ADP DEBIT                   -
                                                                                     & 06/29
-----------------------------------------------------------------------------------------------------------------------------------
FICA - Employer                13,902.56          89,200.49           103,103.05   06/01, 06/15,     ADP DEBIT                   -
                                                                                     & 06/29
-----------------------------------------------------------------------------------------------------------------------------------
Unemployment                      373.64           1,318.28             1,691.92   06/01, 06/15,     ADP DEBIT                   -
                                                                                     & 06/29
-----------------------------------------------------------------------------------------------------------------------------------
Income                                 -                  -                    -                                                 -
-----------------------------------------------------------------------------------------------------------------------------------
Other:                                 -                  -                    -                                                 -
-----------------------------------------------------------------------------------------------------------------------------------
   TOTAL FEDERAL TAXES      $  51,541.03      $  469,529.74        $  521,070.77                                     $           -
-----------------------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
-----------------------------------------------------------------------------------------------------------------------------------
Withholding                 $   4,959.15      $   94,796.95        $   99,756.1    06/01, 06/15,     ADP DEBIT       $           -
                                                                                     & 06/29
-----------------------------------------------------------------------------------------------------------------------------------
Sales                         280,571.36         637,244.86           384,162.00                                        533,654.22
-----------------------------------------------------------------------------------------------------------------------------------
Excise                                 -                  -                    -                                                 -
-----------------------------------------------------------------------------------------------------------------------------------
Unemployment                      247.73           3,347.61             3,595.34   06/01, 06/15,    ADP DEBIT                    -
                                                                                    & 06/29
-----------------------------------------------------------------------------------------------------------------------------------
Real Property                          -                  -                    -                                                 -
-----------------------------------------------------------------------------------------------------------------------------------
Personal Property                      -                  -                    -                                                 -
-----------------------------------------------------------------------------------------------------------------------------------
Other:                                 -           9,332.98             9,332.98   06/01, 06/15,   ADP DEBIT                     -
                                                                                    & 06/29
-----------------------------------------------------------------------------------------------------------------------------------
   TOTAL STATE AND LOCAL    $ 285,778.24      $  744,722.40        $  496,846.42                                     $  533,654.22
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL TAXES                 $ 337,319.27      $1,214,252.14        $1,017,917.19                                     $  533,654.22
-----------------------------------------------------------------------------------------------------------------------------------

                                  1 of 1                             Form MOR-4

EXHIBIT E

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re:  BRM Holdings, Inc., et al.                                  Case Number: 01-646 (PJW)
               Debtors                           Reporting Period: May 27, 2001-June 30, 2001

                          SUMMARY OF POSTPETITION TAXES

USOP-PARENT
-----------------------------------------------------------------------------------------------------------------------------------
                            BEGINNING TAX     AMOUNT WITHHELD                                          CHECK NO.      ENDING TAX
                             LIABILITY           OR ACCRUED           AMOUNT PAID     DATE PAID         OR EFT        LIABILITY
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
FEDERAL
-----------------------------------------------------------------------------------------------------------------------------------
Withholding                 $   23,106.79      $   221,803.50       $  244,910.29  06/01, 06/15, &     ADP DEBIT       $          -
                                                                                       06/29
-----------------------------------------------------------------------------------------------------------------------------------
FICA - Employee                  1,302.77           15,561.28           16,864.05  06/01, 06/15, &     ADP DEBIT                  -
                                                                                       06/29
-----------------------------------------------------------------------------------------------------------------------------------
FICA - Employer                  1,302.77           17,883.33           19,186.10  06/01, 06/15, &     ADP DEBIT                  -
                                                                                       06/29
-----------------------------------------------------------------------------------------------------------------------------------
Unemployment                         0.61              253.38              253.99  06/01, 06/15, &     ADP DEBIT                  -
                                                                                       06/29
-----------------------------------------------------------------------------------------------------------------------------------
Income                                  -                   -                   -                                                 -
-----------------------------------------------------------------------------------------------------------------------------------
Other:                                  -                   -                   -                                                 -
-----------------------------------------------------------------------------------------------------------------------------------
   TOTAL FEDERAL TAXES      $   25,712.94      $   255,501.49       $  281,214.43                                      $          -
-----------------------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
-----------------------------------------------------------------------------------------------------------------------------------
Withholding                 $    5,699.87      $    46,616.47       $   52,316.34  06/01, 06/15, &     ADP DEBIT       $          -
                                                                                       06/29
-----------------------------------------------------------------------------------------------------------------------------------
Sales                                   -                   -                   -                                                 -
-----------------------------------------------------------------------------------------------------------------------------------
Excise                                  -                   -                   -                                                 -
-----------------------------------------------------------------------------------------------------------------------------------
Unemployment                         2.20            1,757.27            1,759.47  06/01, 06/15, &     ADP DEBIT                  -
                                                                                       06/29
-----------------------------------------------------------------------------------------------------------------------------------
Real Property                           -                   -                   -                                                 -
-----------------------------------------------------------------------------------------------------------------------------------
Personal Property                       -                   -                   -                                                 -
-----------------------------------------------------------------------------------------------------------------------------------
Other:                                  -              204.43              204.43  06/01, 06/15, &     ADP DEBIT                  -
                                                                                       06/29
-----------------------------------------------------------------------------------------------------------------------------------
   TOTAL STATE AND LOCAL    $    5,702.07      $    48,578.17       $   54,280.24                                         $       -
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL TAXES                 $   31,415.01      $   304,079.66       $  335,494.67                                         $       -
-----------------------------------------------------------------------------------------------------------------------------------

                                  1 of 1                             Form MOR-4

EXHIBIT F
                                 ADP TAX SUMMARY
                               SECOND QUARTER 2001

                                    FEDERAL                        FEDERAL        EMPLOYEE    EMPLOYER   EARNED INC.
           LEGAL ENTITY             TAX ID #       TOTAL WAGES    INCOME TAX        FICA        FICA       CREDIT         TOTAL
           ------------             --------       -----------    ----------        ----        ----       ------         -----
1 Vend-Rite Service Corporation    23-2014419     2,477,493.19     353,265.22    183,852.33   183,852.33                720,969.88
2 Modern Vending                   35-1281612       863,005.70     104,542.70     67,720.55    67,720.55                239,983.80
3 Modern Food Systems, Inc.        35-1452471       179,270.80      20,446.94     13,960.38    13,960.38                 48,367.70
4 Sletten Vending Service, Inc.    39-1245889       733,555.34      94,893.72     57,941.43    57,941.43                210,776.58
5 U.S. Office Products Company     52-1906050     1,214,014.44     364,136.84     24,319.14    24,319.14                412,775.12
6 McWhorters Stationery Company    94-2623280     3,679,903.91     548,937.59    246,144.94   246,144.94              1,041,227.47
                                                ---------------  -------------  -----------   ----------  ------      ------------
  TOTAL                                           9,147,243.38   1,486,223.01    593,938.77   593,938.77    0.00      2,674,100.55
                                                ===============  =============  ===========   ==========   ======     ============

EXHIBIT G

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re:  BRM Holdings, Inc., et al.                                    Case Number: 01-646 (PJW)
              Debtors                              Reporting Period: May 27, 2001-June 30, 2001


                        LISTING OF AGED ACCOUNTS PAYABLE

-------------------------------------------------------------------------------------------------------------------------------
                               CURRENT                    31 - 60               61 - 90         OVER 90           TOTAL
-------------------------------------------------------------------------------------------------------------------------------
USRefresh                    1,210,246.00              140,615.00              1,293.00                -        1,352,154.00
-------------------------------------------------------------------------------------------------------------------------------
McWhorters                     849,191.02              243,655.25              3,138.50        (9,394.77)       1,086,590.00
-------------------------------------------------------------------------------------------------------------------------------
USOP-Parent                    113,145.00                       -                     -                -          113,145.00
-------------------------------------------------------------------------------------------------------------------------------
TOTAL ACCOUNTS PAYABLE     $ 2,172,582.02            $ 384,270.25            $ 4,431.50      $ (9,394.77)     $ 2,551,889.00
-------------------------------------------------------------------------------------------------------------------------------

Explain how and when the Debtor intends to pay any past-due postpetition debts.

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

                                  1 of 1                             Form MOR-4

EXHIBIT H
                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re:  BRM Holdings, Inc., et al.                                    Case Number: 01-646 (PJW)
              Debtors                              Reporting Period: May 27, 2001-June 30, 2001

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING


              USREFRESH
              ---------------------------------------------------------------------------------------------------
              ACCOUNTS RECEIVABLE RECONCILIATION                                                  AMOUNT
              ---------------------------------------------------------------------------------------------------
              Total Accounts Receivable at the beginning of the reporting period               $   2,570,088.00
              ---------------------------------------------------------------------------------------------------
              + Amounts billed during the period                                                   7,256,990.00
              ---------------------------------------------------------------------------------------------------
              - Amounts collected during the period                                               (7,435,314.00)
              ---------------------------------------------------------------------------------------------------
              TOTAL ACCOUNTS RECEIVABLE AT THE END OF THE REPORTING PERIOD                     $   2,391,764.00
              ---------------------------------------------------------------------------------------------------

              ---------------------------------------------------------------------------------------------------
              ACCOUNTS RECEIVABLE AGING                                                           AMOUNT
              ---------------------------------------------------------------------------------------------------
              0 - 30 days old                                                                  $ 1,472,508.00
              ---------------------------------------------------------------------------------------------------
              31 - 60 days old                                                                     386,382.00
              ---------------------------------------------------------------------------------------------------
              61 - 90 days old                                                                     135,904.00
              ---------------------------------------------------------------------------------------------------
              91+ days old                                                                         396,970.00
              ---------------------------------------------------------------------------------------------------
              Total Accounts Receivable                                                          2,391,764.00
              ---------------------------------------------------------------------------------------------------
              Amount considered uncollectable (Bad Debt)                                          (274,187.00)
              ---------------------------------------------------------------------------------------------------
              ACCOUNTS RECEIVABLE (NET)                                                        $ 2,117,577.00
              ---------------------------------------------------------------------------------------------------

                                  1 of 1                             Form MOR-5

EXHIBIT H

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re:  BRM Holdings, Inc., et al.                                    Case Number: 01-646 (PJW)
              Debtors                              Reporting Period: May 27, 2001-June 30, 2001


                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING


              McWHORTERS
              ---------------------------------------------------------------------------------------------------
              ACCOUNTS RECEIVABLE RECONCILIATION                                                  AMOUNT
              ---------------------------------------------------------------------------------------------------
              Total Accounts Receivable at the beginning of the reporting period                $ 349,481.00
              ---------------------------------------------------------------------------------------------------
              + Amounts billed during the period                                                           -
              ---------------------------------------------------------------------------------------------------
              - Amounts collected during the period                                               (59,578.00)
              ---------------------------------------------------------------------------------------------------
              TOTAL ACCOUNTS RECEIVABLE AT THE END OF THE REPORTING PERIOD                      $ 289,903.00
              ---------------------------------------------------------------------------------------------------

              ---------------------------------------------------------------------------------------------------
              ACCOUNTS RECEIVABLE AGING                                                           AMOUNT
              ---------------------------------------------------------------------------------------------------
              0 - 30 days old                                                                   $ 289,903.00
              ---------------------------------------------------------------------------------------------------
              31 - 60 days old                                                                             -
              ---------------------------------------------------------------------------------------------------
              61 - 90 days old                                                                             -
              ---------------------------------------------------------------------------------------------------
              91+ days old                                                                                 -
              ---------------------------------------------------------------------------------------------------
              Total Accounts Receivable                                                           289,903.00
              ---------------------------------------------------------------------------------------------------
              Amount considered uncollectable (Bad Debt)                                          (27,768.00)
              ---------------------------------------------------------------------------------------------------
              ACCOUNTS RECEIVABLE (NET)                                                         $ 262,135.00
              ---------------------------------------------------------------------------------------------------

                                  1 of 1                             Form MOR-5

EXHIBIT H

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re:  BRM Holdings, Inc., et al.                                    Case Number: 01-646 (PJW)
              Debtors                              Reporting Period: May 27, 2001-June 30, 2001


                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING


              USOP-PARENT
              ---------------------------------------------------------------------------------------------------
              ACCOUNTS RECEIVABLE RECONCILIATION                                                  AMOUNT
              ---------------------------------------------------------------------------------------------------
              Total Accounts Receivable at the beginning of the reporting period              $ 12,000,000.00
              ---------------------------------------------------------------------------------------------------
              + Amounts billed during the period
              ---------------------------------------------------------------------------------------------------
              - Amounts collected during the period                                            (12,000,000.00)
              ---------------------------------------------------------------------------------------------------
              TOTAL ACCOUNTS RECEIVABLE AT THE END OF THE REPORTING PERIOD                    $             -
              ---------------------------------------------------------------------------------------------------


              ---------------------------------------------------------------------------------------------------
              ACCOUNTS RECEIVABLE AGING                                                           AMOUNT
              ---------------------------------------------------------------------------------------------------
              0 - 30 days old                                                                 $             -
              ---------------------------------------------------------------------------------------------------
              31 - 60 days old                                                                              -
              ---------------------------------------------------------------------------------------------------
              61 - 90 days old                                                                              -
              ---------------------------------------------------------------------------------------------------
              91+ days old                                                                                  -
              ---------------------------------------------------------------------------------------------------
              Total Accounts Receivable                                                                     -
              ---------------------------------------------------------------------------------------------------
              Amount considered uncollectable (Bad Debt)                                                    -
              ---------------------------------------------------------------------------------------------------
              ACCOUNTS RECEIVABLE (NET)                                                       $             -
              ---------------------------------------------------------------------------------------------------

                                Page 1 of 1                          Form MOR-5

EXHIBIT I

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: BRM Holdings, Inc., et al.                                                         Case Number: 01-646 (PJW)
             Debtors                                                   Reporting Period: May 27, 2001-June 30, 2001

                              DEBTOR QUESTIONNAIRE

USREFRESH
--------------------------------------------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH                                                                     YES                 NO
--------------------------------------------------------------------------------------------------------------------------------
1. Have any assets been sold or transferred outside the normal course of
business this reporting period?  If yes, provide an explanation below.                            X
--------------------------------------------------------------------------------------------------------------------------------
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation
below.*                                                                                                               X
--------------------------------------------------------------------------------------------------------------------------------
3. Have all postpetition tax returns been timely filed?  If no, provide an
explanation below.                                                                                X
--------------------------------------------------------------------------------------------------------------------------------
4. Are workers compensation, general liability and other necessary insurance
coverages in effect? If no, provide an explanation below.                                         X
--------------------------------------------------------------------------------------------------------------------------------

(1) During June 2001, USRefresh sold substantially all of the assets of its New Orleans,
--------------------------------------------------------------------------------------------------------------------------------
    Austin and Houston branches.
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

* Per the order (A) Authorizing the (i) Maintenance of certain existing bank accounts and opening new disbursment accounts, (ii) Continued use of existing cash management system (iii) Continued use of existing business forms and (B) Authorizing interim waiver of certain requirements of Section 345(b) of the Bankruptcy Code, USOP was authorized to use their cash mangement system in conjunction with the DIP Disbursement Accounts.

                            Page 1 of 1                  Form MOR-5 (continued)

EXHIBIT I

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: BRM Holdings, Inc., et al.                                                         Case Number: 01-646 (PJW)
             Debtors                                                   Reporting Period: May 27, 2001-June 30, 2001

                              DEBTOR QUESTIONNAIRE

McWHORTERS
--------------------------------------------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH                                                                     YES                 NO
--------------------------------------------------------------------------------------------------------------------------------
1. Have any assets been sold or transferred outside the normal course of
business this reporting period?  If yes, provide an explanation below.                            X
--------------------------------------------------------------------------------------------------------------------------------
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation
below.*                                                                                                               X
--------------------------------------------------------------------------------------------------------------------------------
3. Have all postpetition tax returns been timely filed?  If no, provide an
explanation below.                                                                                X
--------------------------------------------------------------------------------------------------------------------------------
4. Are workers compensation, general liability and other necessary insurance
coverages in effect? If no, provide an explanation below.                                         X
--------------------------------------------------------------------------------------------------------------------------------

The assets of McWhorters are being sold through a court approved agency agreement with Hilco.
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

* Per the order (A) Authorizing the (i) Maintenance of certain existing bank accounts and opening new disbursment accounts, (ii) Continued use of existing cash management system (iii) Continued use of existing business forms and (B) Authorizing interim waiver of certain requirements of Section 345(b) of the Bankruptcy Code, USOP was authorized to use their cash mangement system in conjunction with the DIP Disbursement Accounts.

                            Page 1 of 1                  Form MOR-5 (continued)

EXHIBIT I

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re:  BRM Holdings, Inc., et al.                                               Case Number: 01-646 (PJW)
             Debtors                                          Reporting Period: May 27, 2001-June 30, 2001

                              DEBTOR QUESTIONNAIRE

USOP-PARENT
--------------------------------------------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH                                                                     YES                 NO
--------------------------------------------------------------------------------------------------------------------------------
1.  Have any assets been sold or transferred outside the normal course of
business this reporting period? If yes, provide an explanation below.                                                X
--------------------------------------------------------------------------------------------------------------------------------
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation
below.*                                                                                                              X
--------------------------------------------------------------------------------------------------------------------------------
3.  Have all postpetition tax returns been timely filed?  If no, provide
an explanation below.                                                                              X
--------------------------------------------------------------------------------------------------------------------------------
4.  Are workers compensation, general liability and other necessary
insurance coverages in effect? If no, provide an explanation below.                                X
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------


* Per the order (A) Authorizing the (i) Maintenance of certain existing bank accounts and opening new disbursment accounts, (ii) Continued use of existing cash management system (iii) Continued use of existing business forms and (B) Authorizing interim waiver of certain requirements of Section 345(b) of the Bankruptcy Code, USOP was authorized to use their cash mangement system in conjunction with the DIP Disbursement Accounts.

                            Page 1 of 1                  Form MOR-5 (continued)